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                                                                     EXHIBIT 4.1


                             TEMPORARY CERTIFICATE:
                EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE
                            WHEN READY FOR DELIVERY

COMMON STOCK                                                        COMMON STOCK

[NUMBER GRAPHIC]                                                [SHARES GRAPHIC]

                             FREEDOM SECURITIES(TM)
                     [LOGO]  CORPORATION

PAR VALUE $.01                                                 CUSIP 35644K 10 3
                                                               SEE REVERSE FOR
                                                               CERTAIN
                                                               DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT







is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
FREEDOM SECURITIES CORPORATION (hereinafter called the "Corporation"), transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                    IN WITNESS WHEREOF, the Corporation has caused the
                    facsimile signatures of its duly authorized officers
                    and its facsimile seal to be affixed hereto.
    FREEDOM
  SECURITIES
 CORPORATION        Dated:
 (corporate
    seal)
  DELAWARE                    /s/                    /s/
    1996                         Secretary          President and Chief
                                                     Executive Officer

                                        COUNTERSIGNED AND REGISTERED:
                                           AMERICAN STOCK TRANSFER &
                                                 TRUST COMPANY

                                                               Transfer Agent
                                                               and Registrar
                                           BY
                                                Authorized Signature

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                         FREEDOM SECURITIES CORPORATION

The Corporation is authorized to issue more than one class of stock. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the corporation, and the quantifications, limitations, or restrictions of such preferences and/or rights. The Corporation will also furnish without charge to each stockholder who so requests a description of the authority of the Corporation's board of directors to set the relative rights and preferences of unissued series of the Corporation's capital stock. Such requests may be made to the Corporation at its principal office or the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TENCOM -- as tenants in common  UNIF GIFT MIN ACT--        Custodian
                                                     ------         -------
                                                     (Cust)         (Minor)
TENENT -- as tenants by the entireties               under Uniform Gifts to
                                                     Minors Act

JTTEN  -- as joint tenants with right               --------------------------
          of survivorship and not as                        (State)
          tenants in common


    Additional abbreviations may also be used though not in the above list.

For value received,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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(Please print or typewrite name and address including postal zip code of assignee)

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-----------------------------------------------------------------------shares of capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint

-------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:----------------

                                        Signature(s)
                                                    ---------------------------
                                                    NOTICE: The signature(s) to
                                                    this assignment must
                                                    correspond with the name
                                                    as written upon the face
                                                    of the Certificate, in every
                                                    particular, without
                                                    alteration or enlargement,
                                                    or any change whatsoever.

Signature Guaranteed By:

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